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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 15, 2003

PPT VISION, INC.
(Exact name of Registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-11518 (Commission File Number)	41-1413345 (I.R.S. Employer Identification No.)
12988 Valley View Road Eden Prairie, Minnesota (Address of principal executive offices)	55344 (Zip Code)

Registrant's telephone number, including area code        (952) 996-9500

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits

        The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued August 15, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, PPT Vision, Inc. hereby furnishes a press release, issued on August 15, 2003, disclosing material non-public information regarding its results of operations for the quarter ended July 31, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PPT VISION, INC.
By	/s/ TIMOTHY C. CLAYTON Timothy C. Clayton Chief Financial Officer

Dated: August 15, 2003

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE